POWER OF ATTORNEY

Know all by these presents, that
the undersigned hereby constitutes
and appoints Charles R. Elliott
the undersigned's true and lawful
attorney-in-fact to:

1)  execute for and on behalf of
the undersigned, in the
undersigned's capacity as an
officer and/or director of Roberts
Realty Investors, Inc. (the
"Company"), Forms 3, 4, and 5 in
accordance with Section 16(a) of
the Securities Exchange Act of
1934 and the rules thereunder;

2)  do and perform any and all
acts for an on behalf of the
undersigned which may be necessary
or desirable to complete and
execute any such Form 3, 4, or 5
and timely file such form with the
United States Securities and
Exchange Commission and any stock
exchange or similar authority; and

3) take any other action of any
type whatsoever in connection with
the foregoing which, in the
opinion of such attorney-in-fact,
may be of benefit to, in the best
interest of, or legally required
by, the undersigned, it being
understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned
pursuant to this Power of Attorney
shall be in such form and shall
contain such terms and conditions
as such attorney-in-fact may
approve in such attorney-in-fact's
discretion.

The undersigned hereby grants to
such attorney-in-fact full power
and authority to do and perform
any and every act and thing
whatsoever requisite, necessary,
or proper to be done in the
exercise of any of the rights and
powers herein granted, as fully to
all intents and purposes as the
undersigned might or could do if
personally present, with full
power of substitution or
revocation, hereby ratifying and
confirming all that such attorney-
in-fact, or such attorney-in-
fact's substitute or substitutes,
shall lawfully do or cause to be
done by virtue of this power of
attorney and the rights and powers
herein granted.  The undersigned
acknowledges that the foregoing
attorney-in-fact, in serving in
such capacity at the request of
the undersigned, is not assuming,
nor is the Company assuming, any
of the undersigned's
responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934.

This Power of Attorney shall
remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4, and 5
with respect to the undersigned's
holdings of and transactions in
securities issued by the Company,
unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing
attorney-in-fact.

IN WITNESS WHEREOF, the
undersigned has caused this Power
of Attorney to be executed as of
this 11th day of July, 2006.



/s/ Charles S. Roberts
Signature


Charles S. Roberts
Name (please print)